                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of September 22, 2006
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Capmark Finance Inc. and Midland
Loan Services, Inc. as master servicers (each, in such capacity, a "Master
Servicer"), ING Clarion Partners, LLC as special servicer (the "Special
Servicer") and LaSalle Bank National Association as trustee (the "Trustee").
Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing
Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
September 22, 2006 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), PNC Capital
Markets LLC ("PNC Capital Markets"), Goldman, Sachs & Co. ("Goldman Sachs") and
Morgan Stanley & Co. Incorporated ("Morgan Stanley"); Merrill Lynch, Countrywide
Securities, PNC Capital Markets, Goldman Sachs and Morgan Stanley collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered
Certificates"). The Purchaser has also entered into a Certificate Purchase
Agreement, dated as of September 22, 2006 (the "Certificate Purchase
Agreement"), with Merrill Lynch for itself and as representative of Countrywide
Securities (together in such capacity, the "Initial Purchasers"), whereby the
Purchaser will sell to the Initial Purchasers all of the remaining Certificates
(such Certificates, the "Private Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of

$1,077,900,362 (the "MLML Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The MLML Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the
"Cut-off Date Pool Balance") of $2,425,022,033 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on
September 29, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 104.4374% of the
MLML__Mortgage Loan Balance as of the Cut-off Date, plus (ii) $5,117,427, which amount represents the amount of interest accrued on the MLML Mortgage Loan
Balance, as agreed to by the Seller and the Purchaser.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          The Purchaser hereby directs the Seller to deliver, and the Seller shall deliver, the Closing Date Deposit (in the amount of $594,248.33) to the applicable Master Servicer on the Closing Date. The Closing Date Deposit shall be delivered to the account specified by the applicable Master Servicer by wire transfer of immediately available funds.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Servicing Rights Purchase Agreement (as defined in Section
6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the Seller's right, title and interest in and to the Closing Date Deposit. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

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          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Trust Mortgage Loan shall contain the following documents:

          (i) (A) the original executed Mortgage Note for the subject Mortgage
     Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
     LaSalle Bank National Association, as trustee for the registered holders of
     ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through
     Certificates, Series 2006-3, or in blank, and (B) in the case of a Loan
     Combination, a copy of the executed Mortgage Note for each related
     Non-Trust Loan;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
     and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of ML-CFC
     Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through
     Certificates, Series 2006-3 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage
     Pass-Through Certificates, Series 2006-3, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor

                                        3

     of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage
     Pass-Through Certificates, Series 2006-3 (or, in the case of a Loan
     Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2006-3,
     Commercial Mortgage Pass-Through Certificates, Series 2006-3, and in its
     capacity as lead lender on behalf of the holder of the related Non-Trust
     Loan(s)), or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
     2006-3, Commercial Mortgage Pass-Through Certificates, Series 2006-3, as
     assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank
     National Association, as trustee for the registered holders of ML-CFC
     Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through
     Certificates, Series 2006-3, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

          (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) an original or a copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject
     Mortgage Loan;

                                        4

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

          (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor Agreement.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee

                                        5

briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

     The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA
Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
     Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a

                                        6

     default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
     Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will

                                        7

     constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the
     Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

          (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to
     Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean
     Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
     Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
     Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by
     the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller discovers or receives written notice of a Document
Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the
Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any
Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master
Servicer for deposit into its Collection Account any Substitution Shortfall
Amount in connection therewith; provided, however, that, unless the Document
Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such
90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or,

                                        8

failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan));
and provided, further, that with respect to such additional 90-day period, the
Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the
Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage
Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller;
provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan
(that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either

                                        9

to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a
Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or
Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such
Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document
Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of
Counsel that such modification shall not cause an Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

                                       10

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust
Fund in connection with such release, (ii) the remaining Mortgaged Property(ies)
satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the
Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the applicable Master Servicer's Collection
Account, and, if applicable, the delivery of the Mortgage File(s) and the
Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the
Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be

                                       11

necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the
Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable
Master Servicer and the Special Servicer shall release to the Seller any Escrow
Payments and Reserve Funds held by it in respect of such repurchased or deleted
Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or

                                       12

affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the
Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or

                                       13

other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP on the Closing
Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of September 22, 2006, among the Seller, Countrywide Commercial Real Estate Finance, Inc., PNC Bank, National
Association, the Purchaser, the Underwriters and the Initial Purchasers. Both
parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

                                       14

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually or collectively, as the case may be, "Servicing
Rights Purchase Agreement");

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Free
Writing Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage
Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus
Supplement and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the
Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

                                       15

          The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 (as contained in each of the September 13, 2006 Free Writing
Prospectus and the September 15, 2006 Revised Annex A-1 Free Writing Prospectus)
thereto, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-3 to the Free Writing Prospectus, entitled "Sonic
Automotive I Amortization Schedule", Annex A-4 to the Free Writing Prospectus,
entitled "Memorial Regional MOB III Amortization Schedule", Annex B to the Free
Writing Prospectus entitled "Certain Characteristics Regarding Multifamily
Properties" (insofar as the information contained in Annex B relates to the
Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing
Prospectus, entitled "Preliminary Structural and Collateral Term Sheet" (as
modified by the September 15, 2006 Term sheet and insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2, Annex A-3, Annex A-4 and/or
Annex B), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the
Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Offering
Prospectus--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary of
Offering Prospectus--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors--Risks Related to the Mortgage Loans", "Description of the
Mortgage Pool", "Transaction Participants--The Sponsors" and "Affiliations and
Certain Relationships and Related Transactions".

          The "Specified Portions" of the Prospectus Supplement shall consist of
Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-3 to the Prospectus Supplement, entitled "Sonic
Automotive I Amortization Schedule", Annex A-4 to the Prospectus Supplement,
entitled "Memorial Regional MOB III Amortization Schedule", Annex B to the
Prospectus Supplement entitled "Certain Characteristics Regarding Multifamily
Properties" (insofar as the information contained in Annex B relates to the
Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus
Supplement, entitled "Description of the Ten Largest Mortgage Loans or Groups of
Cross-Collateralized Mortgage Loans" (insofar as the information contained in
Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2, Annex A-3 Annex A-4 and/or Annex B), and
the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus Supplement--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of

                                       16

Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties",
"Risk Factors--Risks Related to the Mortgage Loans", "Description of the
Mortgage Pool", "Transaction Participants--The Sponsors" and "Affiliations and
Certain Relationships and Related Transactions".

          The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

          For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

          "Free Writing Prospectus" means the Offering Prospectus dated
September 13, 2006 (the "September 13, 2006 Free Writing Prospectus"), and
relating to the Publicly-Offered Certificates, as supplemented and amended by those certain free writing prospectuses (the first pages of which are attached hereto as Schedule III) comprised of a revised Annex A-1 to the Offering
Prospectus that was distributed to potential investors in the Publicly-Offered
Certificates by e-mail on September 15, 2006 (the "September 15, 2006 Revised
Annex A-1 Free Writing Prospectus") and a revised preliminary and structural term sheet that was distributed to potential investors in the Publicly Offered
Certificates by e-mail on September 15, 2006 (the "September 15, 2006 Term
Sheet");

          "Memorandum" means the confidential Private Placement Memorandum dated
September 22, 2006, and relating to the Private Certificates;

          "Prospectus" means the prospectus dated September 13, 2006.

          "Prospectus Supplement" means the prospectus supplement dated
September 22, 2006, that supplements the Prospectus and relates to the
Publicly-Offered Certificates; and

          "Time of Sale" means September 22, 2006, at 11:15 a.m.

          (e) (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

                                       17

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The
Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically

                                       18

relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund
(in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item
1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to
the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than (2) business days following the occurrence of such event if such event is reportable under Item 1.03 to Form
8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of
1934, as amended (the "1934 Act") have otherwise automatically suspended. The
Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the 1934
Act.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                       19

          SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY
WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE,
RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement,

                                       20

including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       21

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                  SELLER
                                  MERRILL LYNCH MORTGAGE LENDING, INC.

                                  By:  /s/ David M. Rodgers
                                      ------------------------------------
                                      Name:  David M. Rodgers
                                      Title: Executive Vice President,
                                             Chief Officer in Charge of
                                             Commercial Mortgage Securitization

                                  PURCHASER
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                  By:  /s/ David M. Rodgers
                                      ------------------------------------
                                      Name:  David M. Rodgers
                                      Title: Executive Vice President,
                                             Chief Officer in Charge of
                                             Commercial Mortgage Securitization

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and with a copy to:

Merrill Lynch Mortgage Lending, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080

Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080

Attn: Director of CMBS Securitizations

and

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in September 2006, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or

encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"):
(a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b)
covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c)
exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related
Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized
Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan
Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan

                                       I-2

with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related
Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) September 8, 2006 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such
Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related
Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal

                                       I-3

amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a
Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such
Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related
Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related
Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental

                                       I-4

investigation conducted in connection with the origination of the related
Mortgage Loan related to asbestos-containing materials and lead-based paint),
(a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting
ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related
Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan

                                       I-5

require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the
Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged
Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii)
general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the

                                       I-6

equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types.
Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such
Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the
Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such
Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in
California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage
Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than
A-minus (or the equivalent), or from A.M. Best Company of not less than
"A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-"
from Fitch (or the equivalent). With respect to each Mortgage Loan, the related
Mortgage Loan documents require that the related Mortgagor or a tenant of such
Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage
Loan provide that proceeds paid under any such casualty insurance policy will
(or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such

                                       I-7

Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

                                       I-8

          (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
     Mortgage in accordance with the provisions of such Ground Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the

                                       I-9

     lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage
Loan is directly secured by an interest in real property (within the meaning of
Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of
Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust
Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in

                                      I-10

connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under

                                      I-11

law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective
Mortgages recorded on the related Mortgaged Properties with respect to such
Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the

                                      I-12

provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

          33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage
Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational

                                      I-13

documents further provide, or which entity represented in the related Mortgage
Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such
Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in

                                      I-14

representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the

                                      I-15

possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each
Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5)
days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

                                      I-16

the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal
Practice" as adopted by the Appraisal Standards Board of the Appraisal
Foundation, all as in effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

                                  ML-CFC 2006-3
                             SCHEDULE OF EXCEPTIONS

Representation #2- Ownership of Mortgage Loan

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
2             Stonestown Mall            The related Mortgage Loan that will be
                                         included in the trust is a senior loan
                                         in a multiple loan (A/B) structure
                                         comprised of two mortgage loans, each
                                         of which is secured by the same
                                         mortgage instrument and is
                                         cross-defaulted with the other. The
                                         B-Note loan will not be part of the
                                         Trust Fund.

Representation #4-Lien; Valid Assignment

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
15; 50; 73    Carmax of Tennessee;       Upon satisfaction of extensive property
              Carmax of Texas; Carmax    substitution provisions in the related
              of Glencoe                 Mortgage Loan documents, the lender may
                                         permit the Borrower to permit purchase
                                         by tenant Carmax of mortgaged property
                                         and substitution with a comparable
                                         property as mortgaged property pursuant
                                         to a Substitution Agreement to which
                                         the Borrower's predecessor-in-interest
                                         and tenant is a party

77            Sonic Automotive I         Upon satisfaction of certain property
                                         substitution provisions in the related
                                         Mortgage Loan documents, Borrower has
                                         the right to permit the purchase of all
                                         or a portion of the mortgaged property
                                         by one or both of the tenants of the
                                         mortgaged property and substitute the
                                         same with comparable property as
                                         mortgaged property in accordance with
                                         the terms of the applicable leases to
                                         which the Borrower's
                                         predecessor-in-interest and such
                                         tenants are a party.

2             Stonestown Mall            The related Mortgage Loan that will be
                                         included in the trust is a senior loan
                                         in a multiple loan (A/B) structure
                                         comprised of two mortgage loans, each
                                         of which is secured by the same
                                         mortgage instrument and is
                                         cross-defaulted with the other. The
                                         B-Note loan will not be part of the
                                         Trust Fund.

Representation #5- Assignment of Leases and Rents

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
2             Stonestown Mall            The related Mortgage Loan that will be
                                         included in the trust is a senior loan
                                         in a multiple loan (A/B) structure
                                         comprised of two mortgage loans, each
                                         of which is secured by the same
                                         mortgage instrument and is
                                         cross-defaulted with the other. The
                                         B-Note loan will not be part of the
                                         Trust Fund.

Representation #6- Mortgage Status; Waivers and Modifications

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
2             Stonestown Mall            The related Mortgage Loan that will be
                                         included in the trust is a senior loan
                                         in a multiple loan (A/B) structure
                                         comprised of two mortgage loans, each
                                         of which is secured by the same
                                         mortgage instrument and is
                                         cross-defaulted with the other. The
                                         B-Note loan will not be part of the
                                         Trust Fund.

Representation #8-Title Insurance

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
2             Stonestown Mall            The related Mortgage Loan that will be
                                         included in the trust is a senior loan
                                         in a multiple loan (A/B) structure
                                         comprised of two mortgage loans, each
                                         of which is secured by the same
                                         mortgage instrument and is
                                         cross-defaulted with the other. The
                                         B-Note loan will not be part of the
                                         Trust Fund.

                                         Only the right, title and interest of
                                         the Seller in the mortgage loan
                                         identified on the Mortgage Loan
                                         Schedule is being conveyed to the
                                         Purchaser.

Representation #12-Environmental Conditions

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
108           University Plaza -         The dry cleaner located at the
              Sunrise                    Mortgaged Property is listed as a
                                         priority cleaner's site and thus the
                                         Mortgaged Property may be impacted with
                                         solvents. The site has been accepted
                                         into the Florida Drycleaning Solvent
                                         Cleanup Program and thus, as long as
                                         compliance with the requirements of the
                                         program is maintained, the cost of
                                         cleaning up

                                         the solvents will be paid for by the
                                         program, subject to a $1,000.00 per
                                         event deductible payable by the
                                         Borrower. The related Mortgage Loan
                                         documents require the Borrower to
                                         comply with all of the requirements of
                                         the Florida Drycleaning Solvent Cleanup
                                         Program and the Borrower has deposited
                                         with lender at closing $1,000.00 to
                                         cover the deductible under the program.

Representation #14-Insurance

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
23            Ariso City Lofts           The related Mortgage Loan documents
                                         provide that the Borrower shall only be
                                         obligated to purchase as much terrorism
                                         insurance coverage as is available at a
                                         rate not to exceed two times the cost
                                         as of the date of a separate insurance
                                         policy providing such coverage.

2             Stonestown Mall            The related Mortgage Loan documents
                                         provide for business interruption
                                         insurance for the period of the
                                         restoration plus an extended period of
                                         indemnity of 90 days. The business
                                         interruption insurance has to be in an
                                         amount equal to 100% of the projected
                                         annual net operating income plus fixed
                                         expenses (including debt service).

                                         The related Mortgage Loan documents
                                         provide that earthquake insurance will
                                         be in amount not less than the product
                                         of the probable maximum loss multiplied
                                         by the replacement cost of the
                                         improvements as may be reasonably
                                         estimated by the lender. The deductible
                                         is not to exceed 5% of the total
                                         insured value at risk.

                                         The related Mortgage Loan documents
                                         provide for flood hazard insurance in
                                         amount equal to the lesser of (a) the
                                         outstanding principal balance of the
                                         Stonestown Mall Loan or (2) the maximum
                                         amount available under federal flood
                                         insurance program.

                                         The related Mortgage Loan documents
                                         provide that borrower may maintain (a)

                                         commercial general liability insurance
                                         through a syndicate of insurers whereby
                                         at least 60% of the coverage is with
                                         carriers having a rating by S&P of not
                                         lower than "BBB" or a rating by am best
                                         of "A-X and (b) all-risk, business
                                         income, builder's risk, boiler and
                                         machinery and terrorism insurance
                                         through a syndicate of insurers through
                                         which at least 60% of the coverage (if
                                         there are 4 or fewer members of the
                                         syndicate) or at least 50% of the
                                         coverage (if there are 5 or more
                                         members of the syndicate) is with
                                         carriers having a rating by S&P of not
                                         lower than "A-"or a rating by am best
                                         of "A-X" and the balance of the
                                         coverage is, in each case, with
                                         carriers having a rating by S&P of not
                                         lower than "BBB" or a rating by am best
                                         of "A-X", provided that the first-loss
                                         risk is borne by the carriers having a
                                         rating by S&P of not lower than "A-."
                                         Risk and which syndicate may include
                                         factory mutual insurance company so
                                         long as factory mutual insurance
                                         company maintains a claims paying
                                         ability of "AA" by Fitch and "A+ XV" by
                                         am best and a claims paying ability
                                         rating of BBBPI by S&P.

Representation #17- Local Law Compliance

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
148           Emporia West Shopping      Per the City of Emporia, the Borrower
              Center                     is to remedy certain fire violations at
                                         the Mortgaged Property and the Borrower
                                         delivered an undertaking for same.

Representation #18-Leasehold Estate

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
1             The Atrium Hotel           (iii) With respect to the ground lease
              Portfolio                  for the property located in Portland,
                                         Oregon and the sublease for the
                                         property located in Tampa, Florida, a
                                         transfer in connection with a
                                         foreclosure or deed in lieu thereof is
                                         permitted without the consent of the
                                         lessor, however, any subsequent
                                         transfer requires the consent of
                                         lessor, which consent shall not be
                                         unreasonably withheld or delayed. In
                                         addition, the lessor with respect to
                                         the Tampa

                                         sublease agreed that its consent shall
                                         not be required for transfers by lender
                                         to an assignee that has a net worth of
                                         at least $15,000,000 and substantial
                                         experience, or if such assignee retains
                                         a property manager that has substantial
                                         experience, in operating hotel
                                         properties of similar size and type as
                                         the Tampa property.

Representation #23-Other Mortgage Provisions

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
2             Stonestown Mall            The related Mortgage Loan that will be
                                         included in the trust is a senior loan
                                         in a multiple loan (A/B) structure
                                         comprised of two mortgage loans, each
                                         of which is secured by the same
                                         mortgage instrument and is
                                         cross-defaulted with the other. The
                                         B-Note loan will not be part of the
                                         Trust Fund.

Representation #26- Licenses and Permits

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
67            De La Fuente 2006          The Borrower did not deliver a
              Portfolio                  certificate of occupancy for the 5445
                                         Morehouse Drive Mortgaged Property. The
                                         Borrower represents and warrants under
                                         the related Mortgage Loan documents
                                         that all certificates of occupancy
                                         required for the legal use, occupancy
                                         and operation of the related Mortgaged
                                         Properties have been obtained and are
                                         valid and in full force and effect. The
                                         Borrower and the related guarantor are
                                         personally liable under the related
                                         Mortgage Loan documents for any losses
                                         incurred by lender resulting in any
                                         failure of the valid and unconditional
                                         certificate of occupancy to exist with
                                         respect to such Mortgaged Property.

24            The Seasons                Certificates of occupancy with respect
                                         to certain commercial units at the
                                         Mortgaged Property undergoing
                                         construction will be issued upon
                                         completion of construction. 41 Haier
                                         Building A permanent certificate of
                                         occupancy for the space leased to
                                         Gotham Hall, LLC has not been issued;
                                         however, conditional use permits have
                                         been obtained for all events held in
                                         the leased premises and the Borrower is
                                         required to continue to cause the
                                         tenant under the Gotham Hall lease to

                                         obtain conditional use permits for all
                                         future events until such time that a
                                         permanent certificate of occupancy
                                         permitting the leased premises to be
                                         used as a "place of assembly" is
                                         obtained.

63            Ashlan Village Shopping    As of the closing date, a permanent
              Center                     certificate of occupancy for the
                                         property has not been issued, however,
                                         the tenants are occupying their spaces
                                         under a "Safe to Occupy" status which,
                                         according to the City of Fresno
                                         Building Department, is equivalent to a
                                         temporary certificate of occupancy. The
                                         borrower is obligated to complete any
                                         work required to be completed so that a
                                         permanent certificate of occupancy can
                                         be issued and upon issuance, the
                                         borrower is required to deliver a copy
                                         of same to lender.

Representation #28-Release of Mortgaged Properties

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
1             The Atrium Hotel           The related Borrower is permitted to
              Portfolio                  substitute a property without obtaining
                                         a rating agency confirmation, however,
                                         the related Borrower must meet all of
                                         the conditions set forth in the Atrium
                                         Hotel Portfolio Loan documents, which
                                         include an LTV and DSCR test.

2             Stonestown Mall            A rating agency confirmation is not
                                         required as the parcels permitted to be
                                         substituted must be vacant, non-income
                                         producing and unimproved or improved
                                         only by landscaping, utility facilities
                                         that are easily relocateable or surface
                                         parking.

                                         The Mortgage Loan documents provide
                                         that the Borrower may obtain a release
                                         of an improved parcel of land (an
                                         anchor parcel) that was acquired after
                                         the closing of the loan and therefore
                                         is not included in the underwriting of
                                         the loan.

Representation #30-Defeasance and Assumption Costs

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
2             Stonestown Mall            The Borrower is required to pay all of
                                         lender's out-of-pocket costs and
                                         expenses reasonably incurred in
                                         connection with the defeasance.

Representation #34-Due on Sale

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
1             The Atrium Hotel           Certain transfers of the related
              Portfolio                  Mortgaged Properties and controlling
                                         interests in the related Borrower are
                                         permitted, however, the related
                                         Borrower must meet all of the
                                         conditions set forth in the Atrium
                                         Hotel Portfolio Loan documents, which
                                         include an LTV and DSCR test.

77; 32; 15;   Sonic Automotive I;        The related Mortgage Loan documents
50; 73        Whitehall Tech Center I    permit transfers to multiple borrowers
              & II; Carmax of            as tenants in common, subject to
              Tennessee; Carmax of       satisfaction of the conditions set
              Texas; Carmax of Glencoe   forth in the related Loan Agreement.

61            Southgate Apartments       Section 5.2.13 of the related Loan
                                         Agreement permits transfers of more
                                         than 49% of the direct and/or indirect
                                         equity interests in the Borrower
                                         subject to the satisfaction of the
                                         conditions set forth in the related
                                         Loan Agreement.

1; 3; 41;     The Atrium Hotel           The indirect and/or direct interests in
132; 133;     Portfolio; Wilton          the related mortgage borrower have been
63; 64;       Portfolio Pool 1; Haier    or may be pledged as security for
109; 15;      Building; Bandara at       mezzanine financing.
50; 73;       Mainland Shopping
148; 71;      Center; Bandara Place
72; 89; 122   Shopping Center; Ashlan
              Village Shopping Center;
              Winston Plaza; Main
              Street Plaza; Carmax of
              Tennessee; Carmax of
              Texas; Carmax of
              Glencoe; Emporia West
              Shopping Center; RLJ -
              Fairfield Inn San
              Antonio Airport; RLJ -
              Residence Inn Salt Lake
              City; RLJ - Courtyard
              Hammond; RLJ - Courtyard
              Goshen

2             Stonestown Mall            Provided that the conditions contained
                                         in the loan documents are satisfied,
                                         (a) transfers of the property and
                                         equity interests the mortgagor are
                                         permitted, (b) certain affiliates of
                                         the mortgagor are permitted to pledge
                                         their direct and indirect interests in
                                         the mortgagor to each other or to a
                                         qualified pledgee (as defined in the
                                         Stonestown Mall Loan documents), and
                                         (c) a new mezzanine loan may be
                                         obtained provided that the existing

                                         mezzanine loan has been paid in full.

Representation #35-Single Purpose Entity

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
3             Wilton Portfolio Pool 1    None of the Borrowers are true single
                                         purpose entities. None of the Borrowers
                                         have independent directors. Some
                                         Borrowers have existing debt, and own
                                         additional properties and additional
                                         businesses and the Borrowers are
                                         permitted to give purchase money
                                         mortgages up to $2,000,000, in the
                                         aggregate. Additionally, The Wilton
                                         Companies, LLC and The Wilton
                                         Companies, Inc. are permitted to incur
                                         debt in the future, acquire additional
                                         properties and acquire additional
                                         businesses. Please see Loan Agreement
                                         for details. Furthermore, they do not
                                         have single purpose entity covenants in
                                         their organizational documents.

Representation #36-Whole Loan

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
2             Stonestown Mall            The related Mortgage Loan that will be
                                         included in the trust is a senior loan
                                         in a multiple loan (A/B) structure
                                         comprised of two mortgage loans, each
                                         of which is secured by the same
                                         mortgage instrument and is
                                         cross-defaulted with the other. The
                                         B-Note loan will not be part of the
                                         Trust Fund.

Representation #37-Tax Parcels

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
3             Wilton Portfolio Pool 1    The Mortgaged Properties known as
                                         Quiocassin Shopping Center, The Shoppes
                                         at Crossridge, Lauderdale Shopping
                                         Center and Beverly Hills Shopping
                                         Center will not be assessed as separate
                                         tax lots until January 1, 2007.

Representation #39-Security Interests

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
2             Stonestown Mall            The related Mortgage Loan that will be
                                         included in the trust is a senior loan
                                         in a multiple loan (A/B) structure
                                         comprised of two mortgage loans, each
                                         of which is secured

                                         by the same mortgage instrument and is
                                         cross-defaulted with the other. The
                                         B-Note loan will not be part of the
                                         Trust Fund.

                                         The security interests created by the
                                         related UCC financing statement are for
                                         the benefit of the holder of the
                                         Mortgage Loan that will be included in
                                         the trust and the holders of the
                                         mortgage loans that will not be
                                         included in the trust.

Representation #43 Recourse

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
2             Stonestown Mall            The Stonestown Mortgage Loan documents
                                         provide that such principal is liable
                                         for damages, liabilities, expenses or
                                         claims sustained in connection with the
                                         Mortgagor's waste only after an event
                                         of default.

Representation #45 Fee Simple Interest

Loan Number   Loan Name                  Description of Exception
-----------   ------------------------   ---------------------------------------
19            Autumn Park Apartments     The Autumn Park Loan is secured by a
                                         mortgage that encumbers both the fee
                                         estate in the subject property owned by
                                         the borrower under the Autumn Park Loan
                                         documents as well as the
                                         lesser-included-estate created by a
                                         'master lease' of the subject property
                                         to an affiliate of the fee
                                         owner/borrower. Both the fee
                                         owner/borrower and the tenant have
                                         joined in the mortgage to encumber all
                                         estates in the subject property. As the
                                         Autumn Park Loan is secured by a
                                         mortgage of the fee interest, the
                                         encumbrance of the subordinate
                                         leasehold estate is simply a
                                         "lesser-included-estate" derivative of
                                         the fee estate, the entirety of which
                                         constitutes security for the Autumn
                                         Park Loan. As such, concerns relating
                                         to the 'ground lease mortgages' are not
                                         relevant to the Autumn Park Loan

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
   IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

None.

                             ANNEX D (TO SCHEDULE I)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 45)

None.

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [Attached]

MLCFC 2006-3: MORTGAGE LOAN SCHEDULE (MLML)

                                                                         PROPERTY
LOAN #  PROPERTY NAME                                        ORIGINATOR  TYPE         STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1     The Atrium Hotel Portfolio                           MLML        Hospitality  Various
 1.01   Embassy Suites Raleigh Durham                        MLML        Hospitality  201 Harrison Oaks Boulevard
 1.02   Embassy Suites Portland Airport                      MLML        Hospitality  7900 Northeast 82nd Avenue
 1.03   Embassy Suites Tampa                                 MLML        Hospitality  3705 Spectrum Boulevard
 1.04   Embassy Suites Charleston                            MLML        Hospitality  300 Court Street
 1.05   Embassy Suites on Monterey Bay                       MLML        Hospitality  1441 Canyon Del Rey Boulevard
 1.06   Topeka Capitol Plaza Hotel                           MLML        Hospitality  1717 Southwest Topeka Boulevard
  2     Stonestown Mall                                      MLML        Retail       3251 Twentieth Avenue
  3     Wilton Portfolio Pool 1                              MLML        Various      Various
 3.01   John Rolfe Commons                                   MLML        Retail       2200-2100 John Rolfe Parkway
 3.02   Tuckahoe Village Shopping Center                     MLML        Retail       11200-11280 Patterson Avenue & 1107-1117
                                                                                      Westbriar Drive
 3.03   Hermitage Industrial Center                          MLML        Industrial   8400-8621 Sandford Drive & 8401-8447
                                                                                      Glazebrook Drive
 3.04   The Shoppes of CrossRidge                            MLML        Retail       10250 Staples Mill Road
 3.05   Montpelier Shopping Center                           MLML        Retail       16601-16655 Mountain Road
 3.06   Westland Shopping Center                             MLML        Retail       8025-8099 West Broad Street
 3.07   Lauderdale Square Shopping Center                    MLML        Retail       3151-3171 & 3033-3091 Lauderdale Drive
 3.08   Stratford Hills Shopping Center                      MLML        Retail       6766-6798 Forest Hill Avenue and 2801-2837 &
                                                                                      2909-2921 Hathaway Road
 3.09   Beverly Hills Shopping Center                        MLML        Retail       8502-8550 Patterson Avenue
 3.1    Canterbury Shopping Center                           MLML        Retail       10600-10624 Patterson Avenue
 3.11   Ridgefield Walgreens                                 MLML        Retail       10720 Ridgefield Parkway
 3.12   Maybuery North Complex                               MLML        Retail       8908-8910 Patterson Avenue
 3.13   Gayton Business Center                               MLML        Industrial   12107-12115 Ridgefield Parkway & 2500-2590
                                                                                      Gayton Centre Drive
 3.14   Maybuery South Shopping Center                       MLML        Retail       8901-8917 and 8930 Patterson Avenue
 3.15   Atack-Eagle Building                                 MLML        Office       4191 Innslake Drive
 3.16   Wilton Park                                          MLML        Office       4901 Dickens Road
 3.17   Atlee Commerce Center III                            MLML        Industrial   9432, 9436, 9440, 9444 Atlee Commerce
                                                                                      Center Boulevard
 3.18   Atlee Commons II                                     MLML        Industrial   9424 Atlee Commerce Center Boulevard
 3.19   Dickens Place                                        MLML        Industrial   6401 A-F, 6403 A-G, and 6405 A-G Dickens Place
 3.2    Quioccasin Square Shopping Center                    MLML        Retail       9025-9035 and 9101-9115 Quioccasin Road
 3.21   Tuckahoe Village Merchants Square                    MLML        Retail       1104-1126 Westbriar Drive
 3.22   Westland East Shopping Center                        MLML        Retail       8045 West Broad Street
 3.23   Canterbury Green Shopping Center                     MLML        Retail       10605 Patterson Avenue
 3.24   Genito Station Shopping Center                       MLML        Retail       13601-13625 Genito Road
 3.25   Crofton Green Shopping Center                        MLML        Retail       12341-12395 Gayton Road
 3.26   Brookside Convenience Center                         MLML        Retail       7601 Brook Road
 3.27   2400 Westwood Avenue                                 MLML        Industrial   2400 Westwood Avenue
 3.28   2208-18 Perl Road                                    MLML        Industrial   2208-18 Perl Road
 3.29   5001-03 W. Leigh Street                              MLML        Industrial   5001-03 West Leigh Street & 5004 West
                                                                                      Clay Street
 3.3    The Parham & Patterson Bldg.                         MLML        Office       8545 Patterson Avenue
 3.31   Children's World Learning Center                     MLML        Retail       338 Oyster Point Road
 3.32   2121 Dabney Road                                     MLML        Industrial   2121 Dabney Road
 3.33   Crofton Green - Nova Complex                         MLML        Retail       12215 Gayton Road
 3.34   Canterbury Green                                     MLML        Office       10611 Patterson Avenue
 3.35   2040 Westmoreland Street                             MLML        Industrial   2040 Westmoreland Street
 3.36   4909-11 West Clay Street                             MLML        Industrial   4909-11 West Clay Street
 3.37   Canterbury Building                                  MLML        Office       10625 Patterson Road
 3.38   4411 Jacque Street                                   MLML        Industrial   4411 Jacque Street
 3.39   4100 West Clay Street                                MLML        Industrial   4100 West Clay Street
 3.4    5712-16 Greendale Road                               MLML        Industrial   5712-16 Greendale Road
 3.41   Wilton Building                                      MLML        Office       3200 Lauderdale Drive
 3.42   5612-14 Greendale Road                               MLML        Industrial   5612-14 Greendale Road
 3.43   4901 West Clay Street                                MLML        Industrial   4901 West Clay Street
 3.44   5010 West Clay Street                                MLML        Industrial   5010 West Clay Street
 3.45   4905-4907 West Clay Street                           MLML        Industrial   4905-4907 West Clay Street
  10    South State Street                                   MLML        Retail       Various
10.01   26-34 South State Street                             MLML        Retail       26-34 South State Street
10.02   36 South State Street                                MLML        Retail       36 South State Street
  13    16661 Ventura Boulevard                              MLML        Office       16661 Ventura Boulevard
  14    Hawthorne Groves Apartments                          MLML        Multifamily  204 Hawthorne Groves Boulevard
  15    Carmax of Tennessee                                  MLML        Retail       Various
15.01   Carmax - Nashville                                   MLML        Retail       2501 Powell Avenue
15.02   Carmax - Memphis                                     MLML        Retail       7771 Highway 64
  19    Autumn Park Apartments                               MLML        Multifamily  1963 Mosser Road
  21    Walnut Hill Plaza                                    MLML        Retail       1500 Diamond Hill Road
  23    Arioso City Lofts                                    MLML        Multifamily  3411 North 16th Street
  24    The Seasons                                          MLML        Multifamily  811 East Wetmore Road
  32    Whitehall Tech Center I & II                         MLML        Industrial   2745 & 2915 Whitehall Park Drive
  41    Haier Building                                       MLML        Office       1356 Broadway
  44    Well Luck Portfolio                                  MLML        Industrial   Various
44.01   6000 Peachtree Street                                MLML        Industrial   6000 Peachtree Street
44.02   104 Harbor Drive                                     MLML        Industrial   104 Harbor Drive
44.03   West 73rd Street                                     MLML        Industrial   6235 West 73rd Street
44.04   13888 Westfair East Drive                            MLML        Industrial   13888 Westfair East Drive
44.05   1585 Market Drive                                    MLML        Industrial   1585 Market Drive Southeast
  45    Campus Quad Phase I                                  MLML        Multifamily  316 Columbia Drive
  49    Portofino Apartments                                 MLML        Multifamily  5780 Windhover Drive
  50    Carmax of Texas                                      MLML        Retail       Various
50.01   4448 Plano Parkway                                   MLML        Retail       4448 West Plano Parkway
50.02   19500 Northwest Freeway                              MLML        Retail       19500 Northwest Freeway
  61    Southgate Apartments                                 MLML        Multifamily  10960 Southgate Manor Drive
        Vlessing Portfolio                                   MLML        Retail       Various
  65    Ashlan Village Shopping Center                       MLML        Retail       4422-4474 West Ashlan Avenue
  66    Winston Plaza                                        MLML        Retail       235 - 275 Sanderson Avenue
  67    De La Fuente 2006 Portfolio                          MLML        Various      Various
67.01   5424, 5440 & 5464 Morehouse Drive                    MLML        Mixed Use    5424, 5440 & 5464 Morehouse Drive
67.02   8101- 8111 Balboa Avenue & 4465-4475 Mercury Street  MLML        Retail       8101- 8111 Balboa Avenue & 4465-4475
                                                                                      Mercury Street
67.03   5010 Kearny Mesa Road                                MLML        Retail       5010 Kearny Mesa Road
  71    RLJ - Fairfield Inn San Antonio Airport              MLML        Hospitality  88 Northeast Loop 410
  72    RLJ - Residence Inn Salt Lake City                   MLML        Hospitality  4883 Douglas Corrigan Way
  73    Carmax of Glencoe                                    MLML        Retail       2000 West Frontage Road
  77    Sonic Automotive I                                   MLML        Retail       Various
77.01   Momentum Volkswagen                                  MLML        Retail       2405 Richmond Avenue
77.02   Momentum Audi                                        MLML        Retail       2309 Richmond Avenue
  83    Watermill Apartments                                 MLML        Multifamily  1730 East Valley Water Mill Road
  86    Memorial Regional MOB III                            MLML        Office       8262 Atlee Road
  88    The Weatherly                                        MLML        Office       516 Southeast Morrison Street
  89    RLJ - Courtyard Hammond                              MLML        Hospitality  7730 Corinne Drive
  91    Bel Villaggio Shopping Center                        MLML        Retail       41555-41577 Margarita Road
  93    Dependable Self Storage Portfolio                    MLML        Self Storage Various
93.01   Dependable Airline                                   MLML        Self Storage 16068 Airline Highway
93.02   Dependable West Park                                 MLML        Self Storage 5755 West Park Avenue
  97    Hampton Inn - Birmingham                             MLML        Hospitality  30 State Farm Parkway
  99    Jefferson Gateway II                                 MLML        Office       931 Jefferson Boulevard
 100    Paseo del Sol                                        MLML        Multifamily  2634 North 51st Avenue
 104    Bonanza Square                                       MLML        Retail       2300 East Bonanza Road
 108    University Plaza - Sunrise                           MLML        Retail       2400 North University Drive
 110    Main Street Plaza                                    MLML        Retail       701-725 East Main Street
 113    CVS-Ft. Myers                                        MLML        Retail       12255 South Cleveland Avenue
 119    Shadowridge Shopping Center                          MLML        Retail       730-790 Sycamore Avenue
 120    Hampton Inn - Smyrna                                 MLML        Hospitality  2573 Highwood Boulevard
 121    Flamingo Lakes                                       MLML        Office       2820, 2840, 2860 and 2880 East Flamingo Road
 122    RLJ - Courtyard Goshen                               MLML        Hospitality  1930 Lincolnway East
 123    Preserve Plaza                                       MLML        Retail       5300 North Hamilton Road
 130    Shops at Spectrum                                    MLML        Retail       9187 Clairemont Mesa Boulevard
 131    Union Square Shopping Center                         MLML        Retail       5035-5085 & 5089 North Academy Boulevard
        Bandera SC                                           MLML        Retail       Various
 132    Bandera at Mainland Shopping Center                  MLML        Retail       8111 Mainland Drive
 133    Bandera Place Shopping Center                        MLML        Retail       8103 Bandera Road
 138    RPT Office Building                                  MLML        Mixed Use    24630 Washington Avenue
 140    Sorrento Crossroads                                  MLML        Retail       10066 Pacific Heights Boulevard
 143    Best Buy West Dundee                                 MLML        Retail       979 West Main Street
 147    Preston Highlands                                    MLML        Retail       2401 Preston Road
 148    Emporia West Shopping Center                         MLML        Retail       1312-1430 Industrial Road
 155    300 West Service Road                                MLML        Retail       300 West Service Road
 158    Mountain View Plaza                                  MLML        Retail       7405 and 7415 Hardeson Way
 160    University Shopping Center                           MLML        Retail       1664 South University Drive
 166    Villager Apartments                                  MLML        Multifamily  480 South Street
 178    Loop 4 & 5                                           MLML        Industrial   1205-1209 West Loop North
 189    Center at Memorial                                   MLML        Retail       803 Highway 6 South

                                                                CUT-OFF DATE    ORIGINAL   MONTHLY P&I DEBT  ANNUAL P&I DEBT
LOAN #  CITY              COUNTY             STATE    ZIP CODE   BALANCE ($)  BALANCE ($)    SERVICE ($)       SERVICE ($)
------------------------------------------------------------------------------------------------------------------------------

  1     Various           Various            Various  Various    247,200,000  247,200,000      1,529,327.36    18,351,928.32
 1.01   Cary              Wake               NC       27513       58,200,000   58,200,000
 1.02   Portland          Multnomah          OR       97220       48,000,000   48,000,000
 1.03   Tampa             Hillsborough       FL       33612       48,000,000   48,000,000
 1.04   Charleston        Kanawha            WV       25301       43,000,000   43,000,000
 1.05   Seaside           Monterey           CA       93955       33,000,000   33,000,000
 1.06   Topeka            Shawnee            KS       66612       17,000,000   17,000,000
  2     San Francisco     San Francisco      CA       94132      155,600,000  155,600,000        769,049.92     9,228,599.04
  3     Various           Various            VA       Various    135,000,000  135,000,000        870,425.92    10,445,111.04
 3.01   Richmond          Henrico            VA       23233       24,000,000   24,000,000
 3.02   Richmond          Henrico            VA       23238       13,710,000   13,710,000
 3.03   Richmond          Henrico            VA       23228       12,000,000   12,000,000
 3.04   Glen Allen        Henrico            VA       23060        8,760,000    8,760,000
 3.05   Montpelier        Hanover            VA       23192        8,000,000    8,000,000
 3.06   Richmond          Henrico            VA       23294        7,850,000    7,850,000
 3.07   Richmond          Henrico            VA       23233        6,700,000    6,700,000
 3.08   Richmond          Richmond City      VA       23225        5,100,000    5,100,000
 3.09   Richmond          Henrico            VA       23229        5,080,000    5,080,000
 3.1    Richmond          Henrico            VA       23238        3,590,000    3,590,000
 3.11   Richmond          Henrico            VA       23233        3,530,000    3,530,000
 3.12   Richmond          Henrico            VA       23229        3,100,000    3,100,000
 3.13   Richmond          Henrico            VA       23233        3,000,000    3,000,000
 3.14   Richmond          Henrico            VA       23229        2,600,000    2,600,000
 3.15   Glen Allen        Henrico            VA       23060        2,500,000    2,500,000
 3.16   Richmond          Henrico            VA       23230        2,400,000    2,400,000
 3.17   Ashland           Hanover            VA       23005        2,000,000    2,000,000
 3.18   Ashland           Hanover            VA       23005        2,000,000    2,000,000
 3.19   Richmond          Henrico            VA       23230        2,000,000    2,000,000
 3.2    Richmond          Henrico            VA       23229        1,970,000    1,970,000
 3.21   Richmond          Henrico            VA       23238        1,800,000    1,800,000
 3.22   Richmond          Henrico            VA       23294        1,800,000    1,800,000
 3.23   Richmond          Henrico            VA       23238        1,500,000    1,500,000
 3.24   Midlothian        Chesterfield       VA       23112        1,500,000    1,500,000
 3.25   Richmond          Henrico            VA       23238        1,400,000    1,400,000
 3.26   Richmond          Henrico            VA       23227          650,000      650,000
 3.27   Richmond          Henrico            VA       23230          600,000      600,000
 3.28   Richmond          Henrico            VA       23230          570,000      570,000
 3.29   Richmond          Henrico            VA       23230          550,000      550,000
 3.3    Richmond          Henrico            VA       23229          500,000      500,000
 3.31   Newport News      Newport News City  VA       23602          480,000      480,000
 3.32   Richmond          Henrico            VA       23230          440,000      440,000
 3.33   Richmond          Henrico            VA       23238          405,000      405,000
 3.34   Richmond          Henrico            VA       23238          400,000      400,000
 3.35   Richmond          Henrico            VA       23230          380,000      380,000
 3.36   Richmond          Henrico            VA       23230          380,000      380,000
 3.37   Richmond          Henrico            VA       23238          340,000      340,000
 3.38   Richmond          Henrico            VA       23230          280,000      280,000
 3.39   Richmond          Henrico            VA       23230          230,000      230,000
 3.4    Richmond          Henrico            VA       23228          200,000      200,000
 3.41   Richmond          Henrico            VA       23233          200,000      200,000
 3.42   Richmond          Henrico            VA       23228          175,000      175,000
 3.43   Richmond          Henrico            VA       23230          150,000      150,000
 3.44   Richmond          Henrico            VA       23230          140,000      140,000
 3.45   Richmond          Henrico            VA       23230           40,000       40,000
  10    Chicago           Cook               IL       60603       29,590,000   29,590,000        149,479.84     1,793,758.13
10.01   Chicago           Cook               IL       60603       17,990,000   17,990,000
10.02   Chicago           Cook               IL       60603       11,600,000   11,600,000
  13    Encino            Los Angeles        CA       91436       28,000,000   28,000,000        168,576.86     2,022,922.32
  14    Orlando           Orange             FL       32835       27,500,000   27,500,000        156,303.85     1,875,646.20
  15    Various           Various            TN       Various     26,850,000   26,850,000        167,175.55     2,006,106.60
15.01   Nashville         Davidson           TN       37204       14,315,434   14,315,434
15.02   Memphis           Shelby             TN       38133       12,534,566   12,534,566
  19    Breinigsville     Lehigh             PA       18031       24,000,000   24,000,000        141,769.72     1,701,236.64
  21    Woonsocket        Providence         RI       2895        23,500,000   23,500,000        141,847.62     1,702,171.44
  23    Phoenix           Maricopa           AZ       85016       21,250,000   21,250,000        108,156.60     1,297,879.20
  24    Tucson            Pima               AZ       85719       20,500,000   20,500,000        124,560.16     1,494,721.92
  32    Charlotte         Mecklenburg        NC       28273       18,740,000   18,740,000        114,837.50     1,378,050.00
  41    New York          New York           NY       10018       14,800,000   14,800,000         92,332.75     1,107,993.00
  44    Various           Various            Various  Various     14,100,000   14,100,000         97,418.53     1,169,022.36
44.01   Commerce          Los Angeles        CA       90040        4,569,870    4,569,870
44.02   Jersey City       Hudson             NJ       7305         4,133,550    4,133,550
44.03   Bedford Park      Cook               IL       60638        2,009,365    2,009,365
44.04   Houston           Harris             TX       77041        1,951,954    1,951,954
44.05   Atlanta           Dekalb             GA       30316        1,435,261    1,435,261
  45    Carrollton        Carroll            GA       30117       14,000,000   14,000,000         85,909.25     1,030,911.00
  49    Orlando           Orange             FL       32819       13,050,000   13,050,000         80,054.27       960,651.24
  50    Various           Various            TX       Various     12,850,000   12,850,000         80,007.67       960,092.04
50.01   Plano             Collin             TX       75093        7,625,275    7,625,275
50.02   Houston           Harris             TX       77065        5,224,725    5,224,725
  61    Louisville        Jefferson          KY       40229       10,725,000   10,725,000         48,378.69       580,544.28
        Various           Various            CA       Various     10,500,000   10,500,000         64,418.30       773,019.63
  65    Fresno            Fresno             CA       93722        5,600,000    5,600,000         34,356.43       412,277.16
  66    Hemet             Riverside          CA       92545        4,900,000    4,900,000         30,061.87       360,742.47
  67    San Diego         San Diego          CA       Various     10,000,000   10,000,000         50,846.53       610,158.36
67.01   San Diego         San Diego          CA       92121        4,333,333    4,333,333
67.02   San Diego         San Diego          CA       92111        3,375,000    3,375,000
67.03   San Diego         San Diego          CA       92111        2,291,667    2,291,667
  71    San Antonio       Bexar              TX       78216        9,510,000    9,510,000         58,827.12       705,925.44
  72    Salt Lake City    Salt Lake          UT       84116        9,504,726    9,504,726         58,794.50       705,534.00
  73    Glencoe           Cook               IL       60022        9,500,000    9,500,000         59,149.64       709,795.68
  77    Houston           Harris             TX       77098        9,079,990    9,100,000         59,270.65       711,247.80
77.01   Houston           Harris             TX       77098        7,956,332    7,973,866
77.02   Houston           Harris             TX       77098        1,123,657    1,126,134
  83    Springfield       Greene             MO       65803        8,463,471    8,470,000         52,266.99       627,203.88
  86    Mechanicsville    Hanover            VA       23116        8,093,267    8,100,000         48,506.32       582,075.84
  88    Portland          Multnomah          OR       97214        8,000,000    8,000,000         45,981.09       551,773.08
  89    Hammond           Lake               IN       46323        7,956,000    7,956,000         49,214.36       590,572.32
  91    Temecula          Riverside          CA       92591        7,590,000    7,590,000         46,624.39       559,492.68
  93    Various           Various            LA       Various      7,400,000    7,400,000         45,895.68       550,748.16
93.01   Prairieville      Ascension          LA       70769        3,894,737    3,894,737
93.02   Houma             Terrabonne         LA       70364        3,505,263    3,505,263
  97    Birmingham        Jefferson          AL       35209        7,100,000    7,100,000         60,452.18       725,426.16
  99    Warwick           Kent               RI       02886        6,889,608    6,900,000         43,006.42       516,077.04
 100    Phoenix           Maricopa           AZ       85035        6,825,000    6,825,000         42,650.57       511,806.84
 104    Las Vegas         Clark              NV       89101        6,500,000    6,500,000         38,954.07       467,448.84
 108    Sunrise           Broward            FL       33322        6,400,000    6,400,000         40,057.52       480,690.24
 110    Alhambra          Los Angeles        CA       91801        6,300,000    6,300,000         38,185.81       458,229.72
 113    Fort Myers        Lee                FL       33907        6,200,000    6,200,000         36,020.44       432,245.28
 119    Vista             San Diego          CA       92083        5,860,000    5,860,000         35,250.54       423,006.48
 120    Smyrna            Rutherford         TN       37167        5,795,666    5,800,000         36,218.60       434,623.20
 121    Las Vegas         Clark              NV       89121        5,700,000    5,700,000         34,773.99       417,287.88
 122    Goshen            Elkhart            IN       46526        5,661,634    5,661,634         35,021.83       420,261.96
 123    Columbus          Franklin           OH       43230        5,600,000    5,600,000         34,728.21       416,738.52
 130    San Diego         San Diego          CA       92123        5,450,000    5,450,000         33,517.61       402,211.32
 131    Colorado Springs  El Paso            CO       80918        5,400,000    5,400,000         33,157.47       397,889.64
        San Antonio       Bexar              TX       Various      5,240,000    5,240,000         32,900.13       394,801.56
 132    San Antonio       Bexar              TX       78240        3,150,000    3,150,000         19,777.75       237,333.00
 133    San Antonio       Bexar              TX       78250        2,090,000    2,090,000         13,122.38       157,468.56
 138    Murrietta         Riverside          CA       92562        5,000,000    5,000,000         31,010.59       372,127.08
 140    San Diego         San Diego          CA       92121        5,000,000    5,000,000         30,776.10       369,313.20
 143    West Dundee       Kane               IL       60118        4,780,000    4,780,000         28,969.64       347,635.68
 147    Plano             Collin             TX       75093        4,640,000    4,640,000         28,397.49       340,769.85
 148    Emporia           Lyon               KS       66801        4,480,000    4,480,000         26,575.38       318,904.56
 155    Staten Island     Richmond           NY       10314        4,000,000    4,000,000         24,698.97       296,387.64
 158    Everett           Snohomish          WA       98203        3,800,000    3,800,000         23,199.90       278,398.80
 160    Fort Worth        Tarrant            TX       76107        3,700,000    3,700,000         23,432.77       281,193.23
 166    Lockport          Niagara            NY       14094        3,600,000    3,600,000         21,787.92       261,455.04
 178    Houston           Harris             TX       77055        2,875,000    2,875,000         17,767.36       213,208.32
 189    Houston           Harris             TX       77079        2,251,000    2,251,000         13,047.30       156,567.60

                                                                                           NET                        MONTHLY
        INTEREST     PRIMARY        MASTER         TRUSTEE AND   SUB SERVICING  ADMIN.  MORTGAGE                      PAYMENT  REM.
LOAN #   RATE %   SERVICING FEE  SERVICING FEE  PAYING AGENT FEE    FEE RATE    FEE %    RATE %   ACCRUAL TYPE  TERM    DATE   TERM
-----------------------------------------------------------------------------------------------------------------------------------

  1       6.2952          0.010          0.010             0.001                 0.021   6.27420  Actual/360     120     1      120
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
  2       5.8497          0.010          0.010             0.001                 0.021   5.82873  Actual/360      60     1       60
  3       6.0075                         0.010             0.001        0.0400   0.051   5.95650  Actual/360     120     1      120
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.1
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.2
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.3
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.4
 3.41
 3.42
 3.43
 3.44
 3.45
  10      5.9790          0.010          0.010             0.001                 0.021   5.95800  Actual/360     120     1      120
10.01
10.02
  13      6.0390          0.010          0.010             0.001                 0.021   6.01800  Actual/360     121     1      121
  14      5.9730          0.010          0.010             0.001                 0.021   5.95200  Actual/360     121     1      121
  15      6.3560          0.010          0.010             0.001                 0.021   6.33500  Actual/360     120     1      119
15.01
15.02
  19      5.8620          0.010          0.010             0.001                 0.021   5.84100  Actual/360     120     1      120
  21      6.0630          0.010          0.010             0.001                 0.021   6.04200  Actual/360     121     1      121
  23      6.0240          0.010          0.010             0.001                 0.021   6.00300  Actual/360     120     1      119
  24      6.1250          0.010          0.010             0.001                 0.021   6.10400  Actual/360     120     1      120
  32      6.2050          0.010          0.010             0.001                 0.021   6.18400  Actual/360     120     1      118
  41      6.3750          0.010          0.010             0.001                 0.021   6.35400  Actual/360     120     1      119
  44      6.7500          0.010          0.010             0.001                 0.021   6.72900  Actual/360     121     1      121
44.01
44.02
44.03
44.04
44.05
  45      6.2180          0.010          0.010             0.001                 0.021   6.19700  Actual/360     121     1      121
  49      6.2150                         0.010             0.001        0.1000   0.111   6.10400  Actual/360     120     1      117
  50      6.3560          0.010          0.010             0.001                 0.021   6.33500  Actual/360     120     1      119
50.01
50.02
  61      5.4130          0.010          0.010             0.001                 0.021   5.39200  30/360         120     1      116
          6.2160          0.010          0.010             0.001                 0.021   6.19500  Actual/360     120     1      120
  65      6.2160          0.010          0.010             0.001                 0.021   6.19500  Actual/360     120     1      120
  66      6.2160          0.010          0.010             0.001                 0.021   6.19500  Actual/360     120     1      120
  67      6.0180                         0.010             0.001        0.0800   0.091   5.92700  Actual/360     120     1      117
67.01
67.02
67.03
  71      6.2940          0.010          0.010             0.001                 0.021   6.27300  Actual/360     120     1      118
  72      6.2940          0.010          0.010             0.001                 0.021   6.27300  Actual/360     120     1      118
  73      6.3560          0.010          0.010             0.001                 0.021   6.33500  Actual/360     120     1      119
  77      6.7910          0.010          0.010             0.001                 0.021   6.77000  Actual/360     120     1      117
77.01
77.02
  83      6.2710          0.010          0.010             0.001                 0.021   6.25000  Actual/360     120     1      119
  86      5.9890                         0.010             0.001        0.0200   0.031   5.95800  Actual/360     120     1      119
  88      6.0680                         0.010             0.001        0.1000   0.111   5.95700  Actual/360     120     1      120
  89      6.2940          0.010          0.010             0.001                 0.021   6.27300  Actual/360     120     1      118
  91      6.2280          0.010          0.010             0.001                 0.021   6.20700  Actual/360     120     1      120
  93      6.3190          0.010          0.010             0.001                 0.021   6.29800  Actual/360     120     1      120
93.01
93.02
  97      6.1400                         0.010             0.001        0.0800   0.091   6.04900  Actual/360      60     1       60
  99      6.3660          0.010          0.010             0.001                 0.021   6.34500  Actual/360     120     1      118
 100      6.3910          0.010          0.010             0.001                 0.021   6.37000  Actual/360     120     1      119
 104      5.9960                         0.010             0.001        0.1000   0.111   5.88500  Actual/360     120     1      120
 108      6.4060          0.010          0.010             0.001                 0.021   6.38500  Actual/360     120     1      120
 110      6.1020          0.010          0.010             0.001                 0.021   6.08100  Actual/360     120     1      119
 113      6.1600          0.010          0.010             0.001                 0.021   6.13900  Actual/360     120     1      120
 119      6.0310          0.010          0.010             0.001                 0.021   6.01000  Actual/360     120     1      118
 120      6.3840                         0.010             0.001        0.0600   0.071   6.31300  Actual/360     120     1      119
 121      6.1630                         0.010             0.001        0.0700   0.081   6.08200  Actual/360     120     1      118
 122      6.2940          0.010          0.010             0.001                 0.021   6.27300  Actual/360     120     1      118
 123      6.3180          0.010          0.010             0.001                 0.021   6.29700  Actual/360     120     1      118
 130      6.2390          0.010          0.010             0.001                 0.021   6.21800  Actual/360     120     1      120
 131      6.2240          0.010          0.010             0.001                 0.021   6.20300  Actual/360     120     1      119
          6.4360          0.010          0.010             0.001                 0.021   6.41500  Actual/360     120     1      118
 132      6.4360          0.010          0.010             0.001                 0.021   6.41500  Actual/360     120     1      118
 133      6.4360          0.010          0.010             0.001                 0.021   6.41500  Actual/360     120     1      118
 138      6.3190          0.010          0.010             0.001                 0.021   6.29800  Actual/360     121     1      121
 140      6.2470          0.010          0.010             0.001                 0.021   6.22600  Actual/360     120     1      120
 143      6.1010          0.010          0.010             0.001                 0.021   6.08000  Actual/360     120     1      120
 147      6.1930                         0.010             0.001        0.0600   0.071   6.12200  Actual/360     120     1      120
 148      5.9010          0.010          0.010             0.001                 0.021   5.88000  Actual/360     120     1      120
 155      6.2770          0.010          0.010             0.001                 0.021   6.25600  Actual/360     120     1      120
 158      6.1700          0.010          0.010             0.001                 0.021   6.14900  Actual/360     121     1      121
 160      6.5190                         0.010             0.001        0.1000   0.111   6.40800  Actual/360     120     1      120
 166      6.0880          0.010          0.010             0.001                 0.021   6.06700  Actual/360     120     1      119
 178      6.2850          0.010          0.010             0.001                 0.021   6.26400  Actual/360     120     1      118
 189      6.1400                         0.010             0.001        0.0500   0.061   6.07900  Actual/360     120     1      120

        MATURITY/  AMORT                                                 ARD               ENVIRONMENTAL    CROSS        CROSS
LOAN #  ARD DATE   TERM   REM. AMORT  TITLE TYPE     ARD LOAN          STEP UP               INSURANCE    DEFAULTED  COLLATERALIZED
-----------------------------------------------------------------------------------------------------------------------------------

  1      9/1/2016   360      360      Fee/Leasehold                                              No
 1.01                                 Fee                                                        No
 1.02                                 Leasehold                                                  No
 1.03                                 Leasehold                                                  No
 1.04                                 Fee                                                        No
 1.05                                 Leasehold                                                  No
 1.06                                 Fee                                                        No
  2      9/1/2011    0        0       Fee                                                        No
  3      9/1/2016   300      300      Fee                                                        No
 3.01                                 Fee                                                        No
 3.02                                 Fee                                                        No
 3.03                                 Fee                                                        No
 3.04                                 Fee                                                        No
 3.05                                 Fee                                                        No
 3.06                                 Fee                                                        No
 3.07                                 Fee                                                        No
 3.08                                 Fee                                                        No
 3.09                                 Fee                                                        No
 3.1                                  Fee                                                        No
 3.11                                 Fee                                                        No
 3.12                                 Fee                                                        No
 3.13                                 Fee                                                        No
 3.14                                 Fee                                                        No
 3.15                                 Fee                                                        No
 3.16                                 Fee                                                        No
 3.17                                 Fee                                                        No
 3.18                                 Fee                                                        No
 3.19                                 Fee                                                        No
 3.2                                  Fee                                                        No
 3.21                                 Fee                                                        No
 3.22                                 Fee                                                        No
 3.23                                 Fee                                                        No
 3.24                                 Fee                                                        No
 3.25                                 Fee                                                        No
 3.26                                 Fee                                                        No
 3.27                                 Fee                                                        No
 3.28                                 Fee                                                        No
 3.29                                 Fee                                                        No
 3.3                                  Fee                                                        No
 3.31                                 Fee                                                        No
 3.32                                 Fee                                                        No
 3.33                                 Fee                                                        No
 3.34                                 Fee                                                        No
 3.35                                 Fee                                                        No
 3.36                                 Fee                                                        No
 3.37                                 Fee                                                        No
 3.38                                 Fee                                                        No
 3.39                                 Fee                                                        No
 3.4                                  Fee                                                        No
 3.41                                 Fee                                                        No
 3.42                                 Fee                                                        No
 3.43                                 Fee                                                        No
 3.44                                 Fee                                                        No
 3.45                                 Fee                                                        No
  10     9/1/2016    0        0       Fee                                                        No
10.01                                 Fee                                                        No
10.02                                 Fee                                                        No
  13    10/1/2016   360      360      Fee                                                        No
  14    10/1/2016   420      420      Fee                                                        No
  15     8/1/2016   360      360      Fee                                                        No
15.01                                 Fee                                                        No
15.02                                 Fee                                                        No
  19     9/1/2016   360      360      Fee/Leasehold                                              No
  21    10/1/2016   360      360      Fee                                                        No
  23     8/1/2016    0        0       Fee                                                        No
  24     9/1/2016   360      360      Fee                                                        No
  32     7/1/2016   360      360      Fee                                                        No
  41     8/1/2016   360      360      Fee                                                        No
  44    10/1/2016   300      300      Fee                                                        No
44.01                                 Fee                                                        No
44.02                                 Fee                                                        No
44.03                                 Fee                                                        No
44.04                                 Fee                                                        No
44.05                                 Fee                                                        No
  45    10/1/2016   360      360      Fee                                                        No
  49     6/1/2016   360      360      Fee                                                        No
  50     8/1/2016   360      360      Fee                                                        No
50.01                                 Fee                                                        No
50.02                                 Fee                                                        No
  61     5/1/2016    0        0       Fee                                                        No
         9/1/2016   360      360      Fee                   0                                     0          Yes          Yes
  65     9/1/2016   360      360      Fee                                                        No          Yes          Yes
  66     9/1/2016   360      360      Fee                                                        No          Yes          Yes
  67     6/1/2016    0        0       Fee                                                        No
67.01                                 Fee                                                        No
67.02                                 Fee                                                        No
67.03                                 Fee                                                        No
  71     7/1/2016   360      360      Fee                                                        No
  72     7/1/2016   360      360      Fee                                                        No
  73     8/1/2016   360      360      Fee            Yes       2% + > of (i) Initial Rate        No
                                                               -OR- (ii) Treas. Rate +5%;
  77     6/1/2016   360      357      Fee                                                        No
77.01                                 Fee                                                        No
77.02                                 Fee                                                        No
  83     8/1/2016   360      359      Fee                                                        No
  86     8/1/2016   360      360      Leasehold                                                  No
  88     9/1/2016   420      420      Fee                                                        No
  89     7/1/2016   360      360      Fee                                                        No
  91     9/1/2016   360      360      Fee                                                        No
  93     9/1/2016   360      360      Fee                                                        No
93.01                                 Fee                                                        No
93.02                                 Fee                                                        No
  97     9/1/2011   180      180      Fee                                                        No
  99     7/1/2016   360      358      Fee                                                        No
 100     8/1/2016   360      360      Fee                                                        No
 104     9/1/2016   360      360      Fee                                                        No
 108     9/1/2016   360      360      Fee                                                        No
 110     8/1/2016   360      360      Fee            Yes       2.00%                             No
 113     9/1/2016   420      420      Fee                                                        No
 119     7/1/2016   360      360      Fee                                                        No
 120     8/1/2016   360      359      Fee                                                        No
 121     7/1/2016   360      360      Fee                                                        No
 122     7/1/2016   360      360      Fee                                                        No
 123     7/1/2016   360      360      Fee                                                        No
 130     9/1/2016   360      360      Fee                                                        No
 131     8/1/2016   360      360      Fee                                                        No
         1/0/1900   360      360                            0                                     0          Yes          Yes
 132     7/1/2016   360      360      Fee                                                        No          Yes          Yes
 133     7/1/2016   360      360      Fee                                                        No          Yes          Yes
 138    10/1/2016   360      360      Fee                                                        No
 140     9/1/2016   360      360      Fee                                                        No
 143     9/1/2016   360      360      Fee                                                        No
 147     9/1/2016   360      360      Fee                                                        No
 148     9/1/2016   360      360      Fee                                                        No
 155     9/1/2016   360      360      Fee                                                        No
 158    10/1/2016   360      360      Fee                                                        No
 160     9/1/2016   360      360      Fee                                                        No
 166     8/1/2016   360      360      Fee                                                        No
 178     7/1/2016   360      360      Fee                                                        No
 189     9/1/2016   420      420      Fee                                                        No

          PARTIAL                                                            UPFRONT      UPFRONT      UPFRONT      UPFRONT
        DEFEASANCE  LETTER OF                 LOCKBOX            HOLDBACK  ENGINEERING     CAPEX        TI/LC        RE TAX
LOAN #    ALLOWED    CREDIT                    TYPE               AMOUNT   RESERVE ($)  RESERVE ($)  RESERVE ($)  RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------------

  1         Yes                Hard
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
  2                            Soft at Closing, Springing Hard
  3         Yes        Yes     Soft at Closing, Springing Hard                                                        453,526
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.1
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.2
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.3
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.4
 3.41
 3.42
 3.43
 3.44
 3.45
  10        Yes                Hard                                                                      539,158       63,460
10.01
10.02
  13                                                                            59,625       40,390      450,000       52,212
  14                                                                                                                  306,887
  15                           Hard
15.01
15.02
  19
  21                                                                            99,750                                 92,901
  23                                                                                                                   89,368
  24                                                                                                                   57,500
  32                                                                             8,750      287,000      798,000      115,129
  41                           Soft at Closing, Springing Hard                  30,000                                107,310
  44                           Hard                                                         150,000                   149,490
44.01
44.02
44.03
44.04
44.05
  45                   Yes                                                                                             13,656
  49                   Yes                                                                                             75,668
  50                           Hard
50.01
50.02
  61
             0                                                  1,034,857                                              35,163
  65                                                               34,857                                              18,460
  66                                                            1,000,000                                              16,703
  67
67.01
67.02
67.03
  71        Yes                Hard                                                                                    66,709
  72        Yes                Hard                                                                                    69,212
  73                           Hard
  77                   Yes     Hard                                             16,875
77.01
77.02
  83                                                                                                                   52,500
  86
  88                                                                                                                   33,557
  89        Yes                Hard                                              3,500                                 27,190
  91                   Yes                                                                                             48,115
  93                                                                                                                   46,667
93.01
93.02
  97                                                                                          8,320                    67,000
  99                                                                                                     240,000
 100                                                                                        114,000                     5,187
 104
 108                                                                                                                  141,003
 110                           Soft at Closing, Springing Hard                                                         19,470
 113                           Hard
 119                                                                            54,375
 120                           Hard                                                                                    24,439
 121
 122        Yes                Hard                                                                                    13,731
 123                                                                                                                    4,594
 130                                                                                                                   23,499
 131                                                                                                                   13,239
             0          0                                       1,015,000                                              12,076
 132                                                              610,000                                               7,741
 133                                                              405,000                                               4,335
 138                                                                                                     222,729       22,860
 140                                                                                         46,477       50,000        9,269
 143                           Hard
 147                                                                                         15,972                    40,340
 148                                                                           186,160                                 48,815
 155                           Hard                                                                                    22,654
 158                                                                                                                    3,744
 160                                                                                                                   51,366
 166                                                                                         59,000                    97,923
 178                                                                            44,808                                 46,130
 189                                                                                                                   25,934

          UPFRONT      UPFRONT        MONTHLY         MONTHLY        MONTHLY        MONTHLY        MONTHLY      MONTHLY
           INS.         OTHER          CAPEX           CAPEX          TI/LC          TI/LC         RE TAX        INS.
LOAN #  RESERVE ($)  RESERVE ($)    RESERVE ($)   RESERVE CAP ($)  RESERVE ($)  RESERVE CAP ($)  RESERVE ($)  RESERVE ($)
---------------------------------------------------------------------------------------------------------------------------

  1
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
  2
  3                   11,275,204                                                                     113,337
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.1
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.2
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.3
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.4
 3.41
 3.42
 3.43
 3.44
 3.45
  10         53,570       90,116             317           11,412        3,175          114,300       28,588        6,696
10.01
10.02
  13          8,808       51,917           2,305                                        450,000        8,702        2,936
  14         84,449                                                                                   27,899        9,383
  15
15.01
15.02
  19
  21                      35,984          17,030                                                      46,451
  23         23,883                        4,680          112,320                                     17,874        3,980
  24         30,068    1,500,000           3,550                                                       9,583        3,758
  32         57,845      227,952                                                        500,000       16,447        5,061
  41          1,723      238,000        1,958.33          100,000        1,021                        53,655        1,723
  44        150,149    1,000,000                                                                      35,926       21,450
44.01
44.02
44.03
44.04
44.05
  45         24,268    2,000,000           3,600                                                       9,188        4,854
  49          2,878      430,000           4,175                                                      10,810        1,439
  50
50.01
50.02
  61
              4,032    1,034,857             608           21,888        2,416          145,000        5,861          899
  65          1,851       34,857             333           11,988        1,333           80,000        3,077          463
  66          2,181    1,000,000             275            9,900        1,083           65,000        2,784          436
  67                   2,500,000
67.01
67.02
67.03
  71          6,113                                                                                   11,118        1,528
  72          5,535    1,103,381                                                                       8,652        1,384
  73
  77                     534,607             336           20,180
77.01
77.02
  83          1,687                        3,417           82,000                                      5,250        1,687
  86          1,486                                                                                                 1,486
  88         13,194                        1,024                         6,250          150,000        3,051        1,613
  89          5,707      108,884                                                                       4,532        1,427
  91          5,125    1,348,000                                         2,300          250,000        4,812          732
  93         10,480                        1,072                                                       4,667        2,096
93.01
93.02
  97                              4% of gross
                                  annual revenue                                                       5,863        2,605
  99          7,875      112,500             844                                                       6,448          875
 100         14,121                        4,031                                                       1,037        3,530
 104
 108         80,759       23,628           1,182                         2,664                        14,100        8,973
 110          1,485                          597                                                       6,490          742
 113                      36,205             185
 119                     135,000             476            5,710        1,192           42,900        5,504          447
 120         10,592                        4,710          #VALUE!                                      4,073        1,765
 121
 122          4,492    1,085,694                                                                       4,577        1,123
 123          1,356      386,000             551                         1,833          110,000        4,594        1,356
 130            556       10,800             166                         5,556          200,000        7,833          556
 131          2,829                          873                         1,250           75,000        6,620          943
                                             285            6,048        1,375           66,000        6,043
 132                                         168            6,048          750           36,000        3,870
 133                                         117            4,212          625           30,000        2,172
 138                     243,585                                                                       7,620
 140          2,361        9,664                           46,477                        50,000        4,635          262
 143                      28,970
 147          5,738                          228           28,284        1,083           39,000        5,042          638
 148          1,685                          688                         1,542          111,000        8,136
 155          1,895       41,577             728                         2,928          105,417       11,327        1,895
 158          2,133      269,528             178                         1,000           36,000          624          533
 160         16,240      200,000             162                         1,250           45,000        6,421        1,804
 166          1,958                                        59,000                                     10,992        1,958
 178                                       2,119           28,008        2,083           75,000        7,688          726
 189                     380,813             125                           667           40,000        3,242          329

          MONTHLY
           OTHER     GRACE
LOAN #  RESERVE ($)  PERIOD
---------------------------

  1                       0
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
  2                       0
  3                       5
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.1
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.2
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.3
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.4
 3.41
 3.42
 3.43
 3.44
 3.45
  10                      5
10.01
10.02
  13                      5
  14                      5
  15                      5
15.01
15.02
  19                      5
  21                      5
  23                      5
  24                      5
  32                     15
  41                      5
  44                      5
44.01
44.02
44.03
44.04
44.05
  45                      5
  49                      5
  50                      5
50.01
50.02
  61                      5
                          5
  65                      5
  66                      5
  67                      5
67.01
67.02
67.03
  71                      0
  72                      0
  73                      5
  77                      5
77.01
77.02
  83                      5
  86                      5
  88                      5
  89                      0
  91                      5
  93                      5
93.01
93.02
  97
                          5
  99                      5
 100                      5
 104                      5
 108                      5
 110                      5
 113                      5
 119                      5
 120                      5
 121                      5
 122                      0
 123                      5
 130                      5
 131                      5
                          5
 132                      5
 133                      5
 138                      5
 140                      5
 143                      5
 147                      5
 148                      5
 155                      5
 158                      5
 160                      5
 166                      5
 178                      5
 189                      5

                                  SCHEDULE III

  FIRST PAGES OF THE SEPTEMBER 15, 2006 TERM SHEET AND THE SEPTEMBER 15, 2006
                   REVISED ANNEX A-1 FREE WRITING PROSPECTUS

                                   [Attached]

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

[LOGO] Merrill Lynch                               [LOGO] Countrywide(R)
                                           -------------------------------------
                                                  SECURITIES CORPORATION
                                           A Countrywide Capital Markets Company

                                   [LOGO] PNC

            REVISED PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                          $2,246,176,000 (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
 CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB, CLASS A-4, CLASS A-1A, CLASS AM,
                     CLASS AJ, CLASS B, CLASS C AND CLASS D

--------------------------------------------------------------------------------

                     ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
                                 Issuing Entity

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                         PNC BANK, NATIONAL ASSOCIATION
                        Mortgage Loan Sellers & Sponsors

                           MIDLAND LOAN SERVICES, INC.
                              CAPMARK FINANCE INC.
                                Master Servicers

                            ING CLARION PARTNERS, LLC
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                                     Trustee

                               SEPTEMBER 15, 2006

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

          NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via
Bloomberg or another e-mail system.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

                             PNC CAPITAL MARKETS LLC

GOLDMAN, SACHS & CO.                                              MORGAN STANLEY

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                              INITIAL                        APPROX.
                            CERTIFICATE        APPROX.      PERCENTAGE
       EXPECTED RATINGS  PRINCIPAL BALANCE  TOTAL INITIAL   OF INITIAL      WEIGHTED        PRINCIPAL    ASSUMED FINAL
       ----------------     OR NOTIONAL        CREDIT        MORTGAGE        AVERAGE         WINDOW      DISTRIBUTION
CLASS   FITCH  MOODY'S       AMOUNT(1)         SUPPORT     POOL BALANCE  LIFE (YEARS)(2)  (MO./YR.)(2)      DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

 A-1     AAA     Aaa      $    66,580,000      30.000          2.746          2.951        10/06-08/11    August 2011       (3)
----------------------------------------------------------------------------------------------------------------------------------
 A-2     AAA     Aaa      $   163,000,000      30.000          6.722          4.953        08/11-10/11    October 2011      (3)
----------------------------------------------------------------------------------------------------------------------------------
 A-3     AAA     Aaa      $    34,000,000      30.000          1.402          6.787        07/13-08/13    August 2013       (3)
----------------------------------------------------------------------------------------------------------------------------------
A-SB     AAA     Aaa      $   118,000,000      30.000          4.866          7.176        10/11-12/15   December 2015      (3)
----------------------------------------------------------------------------------------------------------------------------------
 A-4     AAA     Aaa      $   971,780,000      30.000         40.073          9.740        12/15-08/16    August 2016       (3)
----------------------------------------------------------------------------------------------------------------------------------
A-1A     AAA     Aaa      $   344,155,000      30.000         14.192          9.167        10/06-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
 AM      AAA     Aaa      $   242,502,000      20.000         10.000          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
 AJ      AAA     Aaa      $   190,971,000      12.125          7.875          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  B      AA      Aa2      $    48,500,000      10.125          2.000          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  C      AA--    Aa3      $    18,188,000       9.375          0.750          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  D       A       A2      $    48,500,000       7.375          2.000          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(4)

                              INITIAL                        APPROX.
                            CERTIFICATE        APPROX.      PERCENTAGE
       EXPECTED RATINGS  PRINCIPAL BALANCE  TOTAL INITIAL   OF INITIAL      WEIGHTED        PRINCIPAL    ASSUMED FINAL
       ----------------     OR NOTIONAL        CREDIT        MORTGAGE        AVERAGE         WINDOW      DISTRIBUTION
CLASS   FITCH  MOODY'S       AMOUNT(1)         SUPPORT     POOL BALANCE  LIFE (YEARS)(2)  (MO./YR.)(2)      DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

  E     A--      A3       $    21,219,000       6.500          0.875          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  F     BBB+    Baa1      $    36,375,000       5.000          1.500         10.020        09/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  G     BBB     Baa2      $    24,251,000       4.000          1.000         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  H     BBB--   Baa3      $    21,219,000       3.125          0.875         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  J     BB+      Ba1      $    12,125,000       2.625          0.500         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  K      BB      Ba2      $     6,062,000       2.375          0.250         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  L     BB--     Ba3      $     9,094,000       2.000          0.375         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  M      B+      B1       $     6,063,000       1.750          0.250         10.265        10/16-02/17   February 2017      (3)
----------------------------------------------------------------------------------------------------------------------------------
  N      B       B2       $     6,062,000       1.500          0.250         10.369        02/17-02/17   February 2017      (3)
----------------------------------------------------------------------------------------------------------------------------------
  P     B--      B3       $     3,031,000       1.375          0.125         10.369        02/17-02/17   February 2017      (3)
----------------------------------------------------------------------------------------------------------------------------------
  Q      NR      NR       $    33,345,032       0.000          1.375         11.980        02/17-07/24     July 2024        (3)
----------------------------------------------------------------------------------------------------------------------------------
  X     AAA      Aaa      $ 2,425,022,032         N/A            N/A            N/A             N/A        July 2024        (3)
----------------------------------------------------------------------------------------------------------------------------------

__________________________________

(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%. The class X certificates will not have a certificate principal balance and their holders will not receive distributions of principal.

(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions that will be described in the offering prospectus.

(3)   The pass-through rates on the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
      AJ, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, and X certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve
      30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage, or (v) in the case of a class of certificates that does not have a principal balance but has a notional amount, the weighted average of the respective rates at which interest accrues from time to time on the respective components of that notional amount.

(4)   Not offered pursuant to the offering prospectus. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

ANNEX A-1
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

          LOAN
          GROUP
LOAN #   1 OR 2   ORIGINATOR(1)                PROPERTY NAME                                     STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1         1     MLML            The Atrium Hotel Portfolio                Various
 1.01       1     MLML            Embassy Suites Raleigh Durham             201 Harrison Oaks Boulevard
 1.03       1     MLML            Embassy Suites Tampa                      3705 Spectrum Boulevard
 1.02       1     MLML            Embassy Suites Portland Airport           7900 Northeast 82nd Avenue
 1.04       1     MLML            Embassy Suites Charleston                 300 Court Street
 1.05       1     MLML            Embassy Suites on Monterey Bay            1441 Canyon Del Rey Boulevard
 1.06       1     MLML            Topeka Capitol Plaza Hotel                1717 Southwest Topeka Boulevard
  2         1     MLML            Stonestown Mall                           3251 Twentieth Avenue
  3         1     MLML            Wilton Portfolio Pool 1                   Various
 3.01       1     MLML            John Rolfe Commons                        2100 John Rolfe Parkway #2316
 3.02       1     MLML            Tuckahoe Village Shopping Center          11200-11280 Patterson Avenue & 1107-1117 Westbriar Drive
 3.03       1     MLML            Hermitage Industrial Center               8400-8621 Sandford Drive & 8401-8447 Glazebrook Drive
 3.04       1     MLML            The Shoppes of CrossRidge                 10250 Staples Mill Road
 3.05       1     MLML            Montpelier Shopping Center                16601-16655 Mountain Road
 3.06       1     MLML            Westland Shopping Center                  8025-8099 West Broad Street
 3.07       1     MLML            Lauderdale Square Shopping Center         3151-3171 & 3033-3091 Lauderdale Drive
 3.08       1     MLML            Stratford Hills Shopping Center           6766-6798 Forest Hill Avenue & 2801-2837 & 2909-2921
                                                                            Hathaway Road
 3.09       1     MLML            Beverly Hills Shopping Center             8502-8550 Patterson Avenue
 3.10       1     MLML            Canterbury Shopping Center                10600-10624 Patterson Avenue
 3.11       1     MLML            Ridgefield Walgreens                      10720 Ridgefield Parkway
 3.12       1     MLML            Maybuery North Complex                    8908-8910 Patterson Avenue
 3.13       1     MLML            Gayton Business Center                    12107-12115 Ridgefield Parkway & 2500-2590 Gayton Centre
                                                                            Drive
 3.14       1     MLML            Maybuery South Shopping Center            8901-8917 & 8930 Patterson Avenue
 3.15       1     MLML            Atack-Eagle Building                      4191 Innslake Drive
 3.16       1     MLML            Wilton Park                               4901 Dickens Road
 3.17       1     MLML            Atlee Commerce Center III                 9432, 9436, 9440 & 9444 Atlee Commerce Center Boulevard
 3.18       1     MLML            Atlee Commons II                          9424 Atlee Commerce Center Boulevard
 3.19       1     MLML            Dickens Place                             6401 A-F, 6403 A-G, & 6405 A-G Dickens Place
 3.20       1     MLML            Quioccasin Square Shopping Center         9025-9035 & 9101-9115 Quioccasin Road
 3.21       1     MLML            Tuckahoe Village Merchants Square         1104-1126 Westbriar Drive
 3.22       1     MLML            Westland East Shopping Center             8045 West Broad Street
 3.23       1     MLML            Canterbury Green Shopping Center          10605 Patterson Avenue
 3.24       1     MLML            Genito Station Shopping Center            13601-13625 Genito Road
 3.25       1     MLML            Crofton Green Shopping Center             12341-12395 Gayton Road
 3.26       1     MLML            Brookside Convenience Center              7601 Brook Road
 3.27       1     MLML            2400 Westwood Avenue                      2400 Westwood Avenue
 3.28       1     MLML            2208-18 Perl Road                         2208-2218 Perl Road
 3.29       1     MLML            5001-03 W. Leigh Street                   5001-5003 West Leigh Street & 5004 West Clay Street
 3.30       1     MLML            The Parham & Patterson Bldg.              8545 Patterson Avenue
 3.31       1     MLML            Children's World Learning Center          338 Oyster Point Road
 3.32       1     MLML            2121 Dabney Road                          2121 Dabney Road
 3.33       1     MLML            Crofton Green - Nova Complex              12215 Gayton Road
 3.34       1     MLML            Canterbury Green                          10611 Patterson Avenue
 3.35       1     MLML            2040 Westmoreland Street                  2040 Westmoreland Street
 3.36       1     MLML            4909-11 West Clay Street                  4909-4911 West Clay Street
 3.37       1     MLML            Canterbury Building                       10625 Patterson Road
 3.38       1     MLML            4411 Jacque Street                        4411 Jacque Street
 3.39       1     MLML            4100 West Clay Street                     4100 West Clay Street
 3.40       1     MLML            5712-16 Greendale Road                    5712-5716 Greendale Road
 3.41       1     MLML            Wilton Building                           3200 Lauderdale Drive
 3.42       1     MLML            5612-14 Greendale Road                    5612-5614 Greendale Road
 3.43       1     MLML            4901 West Clay Street                     4901 West Clay Street
 3.44       1     MLML            5010 West Clay Street                     5010 West Clay Street
 3.45       1     MLML            4905-4907 West Clay Street                4905-4907 West Clay Street
  4         1     CRF             Westin Arlington Gateway                  801 North Glebe Road
  5         1     CRF             Farmers Market I, II and III              1727 & 1801 30th Street, 1920 Alhambra Boulevard & 2910
                                                                            South Street
  6         1     CRF             Valdosta - Colonial Mall                  1700 Norman Drive
  7         1     CRF             Exel Logistics                            4000 Cedar Boulevard
  8         1     CRF             Lufkin Mall                               4600 South Medford Drive
  9         1     PNC             Cool Springs Commons                      7100 Commerce Way
  10        1     MLML            South State Street                        Various
10.01       1     MLML            26-34 South State Street                  26-34 South State Street
10.02       1     MLML            36 South State Street                     36 South State Street
  11        1     CRF             Whippletree Village MHP                   525 North McHenry Road
  12        1     PNC             Covance Business Center                   8211 Scicor Drive
  13        1     MLML            16661 Ventura Boulevard                   16661 Ventura Boulevard
  14        2     MLML            Hawthorne Groves Apartments               204 Hawthorne Groves Boulevard
  15        1     MLML            Carmax of Tennessee                       Various
15.01       1     MLML            Carmax - Nashville                        2501 Powell Avenue
15.02       1     MLML            Carmax - Memphis                          7771 Highway 64
  16        2     PNC             Preserve at Colony Lakes                  1000 Farrah Lane
  17        1     CRF             Town Center Block 3 & 8                   193 & 265 Central Park Avenue
  18        1     PNC             Middle Atlantic Products                  300 Fairfield Rd
  19        2     MLML            Autumn Park Apartments                    1963 Mosser Road
  20        1     CRF             Gilbert Town Square                       1030 - 1166 South Gilbert Road
  21        1     MLML            Walnut Hill Plaza                         1500 Diamond Hill Road
  22        2     PNC             The Heritage Apartment Homes              7828 Pat Booker Road
  23        2     MLML            Arioso City Lofts                         3411 North 16th Street
  24        2     MLML            The Seasons                               811 East Wetmore Road
            1     PNC             Campbell Portfolio                        Various
  25        1     PNC             Eastgate Marketplace                      420 North Wilbur Ave.
  26        1     PNC             Ellensburg Square                         401-409 South Main Street
  27        1     PNC             Pasco Retail Center                       5024 North Road 68
  28        1     PNC             Union Gap                                 1601 East Washington Ave
  29        1     PNC             Canyon Lakes Center                       4008 West 27th Avenue
  30        1     PNC             Paradise Plaza                            4900 Paradise Drive
  31        1     PNC             Tony Romas                                7640 North Divison Street
  32        1     MLML            Whitehall Tech Center I & II              2745 & 2915 Whitehall Park Drive
  33        1     CRF             Hemet Valley Center                       3301-3695 Florida Avenue
  34        1     CRF             Sportmart/Westwood Storage                1901-1919 Sepulveda Boulevard
  35        1     CRF             Crystal Plaza                             12525 Laurel Bowie Road
  36        1     CRF             Home Center Murrieta                      39809, 39745, 39729, 39681, 39665 Avenida Acacias
  37        2     PNC             Windward Apartment Homes                  600 East Medical Center Boulevard
  38        2     CRF             Northern Point Apartments                 1905 West Las Palmaritas Drive
  39        1     CRF             Regents Court Medical Office              4120 & 4130 La Jolla Village Drive
  40        1     CRF             The Clay Hotel                            1434-1438 Washington Avenue & 516 Espanola Way
  41        1     MLML            Haier Building                            1356 Broadway
  42        2     PNC             Leeward Apartment Homes                   444 East Medical Center Boulevard
  43        1     CRF             DDLLP Self Storage Portfolio              Various
43.01       1     CRF             Airport Road Self Storage                 1604 Airport Road
43.02       1     CRF             Morada Self Storage                       10220 North Highway 99
43.03       1     CRF             Highway 88 Self Storage                   12941 Blossom Court
43.04       1     CRF             Highway 99 Self Storage                   935 Simmerhorn Road
43.05       1     CRF             Eight Mile Road Self Storage              10910 North Highway 99
  44        1     MLML            Well Luck Portfolio                       Various
44.01       1     MLML            6000 Peachtree Street                     6000 Peachtree Street
44.02       1     MLML            104 Harbor Drive                          104 Harbor Drive
44.03       1     MLML            West 73rd Street                          6235 West 73rd Street
44.04       1     MLML            13888 Westfair East Drive                 13888 Westfair East Drive
44.05       1     MLML            1585 Market Drive                         1585 Market Drive Southeast
  45        2     MLML            Campus Quad Phase I                       316 Columbia Drive
  46        1     CRF             Woodland Hills Village                    20929 Ventura Boulevard
  47        1     CRF             Hilton Garden Inn - Orlando, FL           5877 American Way
  48        1     CRF             Courtyard - Little Rock                   521 President Clinton Avenue
  49        2     MLML            Portofino Apartments                      5780 Windhover Drive
  50        1     MLML            Carmax of Texas                           Various
50.01       1     MLML            4448 Plano Parkway                        4448 West Plano Parkway
50.02       1     MLML            19500 Northwest Freeway                   19500 Northwest Freeway
  51        1     CRF             Homewood Suites - Bakersfield             1505 Mill Rock Way
  52        1     PNC             DaVita Portfolio                          Various
52.01       1     PNC             Davita - Richmond, VA                     5270 Chamberlayne Road
52.02       1     PNC             Davita - Grand Rapids, MI                 801 Cherry Street
52.03       1     PNC             Davita - Goldsboro, NC                    2609 Hospital Road
52.04       1     PNC             Davtia - Edison, NJ                       29 Meridian Road
52.05       1     PNC             Davita - Philadelphia, PA                 1700 South 60th Street
52.06       1     PNC             Davita - Lancaster, PA                    1412 East King Street
52.07       1     PNC             Davita - Santee, SC                       228 Bradford Blvd
52.08       1     PNC             Davita - Pittsburgh, PA                   4312 Penn Avenue
52.09       1     PNC             Davito - Portsmouth, VA                   2000 High Street
  53        1     PNC             Capital City Press Office Building        7290 Bluebonnet Blvd
  54        1     CRF             Valley Fair Retail                        113 East Southern Avenue
  55        2     CRF             Barclay Square Apartments                 3535 Cambridge Street
  56        1     CRF             Westview Shoppes                          9515-9545 Westview Drive
  57        1     CRF             Storage Plus                              30-54 Review Avenue & 54-15 Greenpoint Avenue
  58        2     CRF             Mariner Village Mobile Home Park          815 124th Street SW
  59        1     CRF             Jefferson Office Park                     790-800 Turnpike Street
  60        1     CRF             Walmart Shadow Anchor Portfolio           Various
60.01       1     CRF             Shippensburg Shopping Center              101-207 South Conestoga Drive
60.02       1     CRF             Edinboro Shopping Center                  112-136 Washington Towne Boulevard
60.03       1     CRF             Bradford Shopping Center (Foster Brook
                                  Plaza)                                    14-46 Foster Brook Boulevard
  61        2     MLML            Southgate Apartments                      10960 Southgate Manor Drive
  62        1     PNC             Noble Hotel Portfolio                     Various
62.01       1     PNC             Holiday Inn - Russellville, AR            2407 North Arkansas Ave
62.02       1     PNC             Ramada Inn - Glenwood CO                  124 West 6th Street
62.03       1     PNC             Ramada Inn - Sterling CO                  22140 West Hwy 6
  63        2     CRF             Mapleshade Park                           6606 Mapleshade Lane
  64        1     CRF             Springhill Suites - Annapolis             189 Admiral Cochrane Drive
            1     MLML            Vlessing Portfolio                        Various
  65        1     MLML            Ashlan Village Shopping Center            4422-4474 West Ashlan Avenue
  66        1     MLML            Winston Plaza                             235 - 275 Sanderson Avenue
  67        1     MLML            De La Fuente 2006 Portfolio               Various
67.01       1     MLML            5424, 5440 & 5464 Morehouse Drive         5424, 5440 & 5464 Morehouse Drive
67.02       1     MLML            8101- 8111 Balboa Avenue & 4465-4475
                                  Mercury Street                            8101- 8111 Balboa Avenue & 4465-4475 Mercury Street
67.03       1     MLML            5010 Kearny Mesa Road                     5010 Kearny Mesa Road
  68        1     CRF             Stanford Center                           1050 Stanford Avenue
  69        2     CRF             Colonia Tepeyac Apartments                5880 Bernal Drive
  70        1     CRF             2875 Santa Rosa Avenue                    2875-2885 Santa Rosa Avenue
  71        1     MLML            RLJ - Fairfield Inn San Antonio Airport   88 Northeast Loop 410
  72        1     MLML            RLJ - Residence Inn Salt Lake City        4883 Douglas Corrigan Way
  73        1     MLML            Carmax of Glencoe                         2000 West Frontage Road
  74        1     CRF             Yard House/Birch Street Center            Various
74.01       1     CRF             Birch Street Center                       375 West Birch Street
74.02       1     CRF             Yard House                                160 South Brea Boulevard
  75        2     PNC             Villas of Cordoba                         5901 East Stassney Lane
  76        1     CRF             Global Plaza West                         3655 South Durango Drive
  77        1     MLML            Sonic Automotive I                        Various
77.01       1     MLML            Momentum Volkswagen                       2405 Richmond Avenue
77.02       1     MLML            Momentum Audi                             2309 Richmond Avenue
  78        1     PNC             Olivewood Plaza Shopping Center           202-268 North Highway 65
  79        1     CRF             Holiday Inn - St. Louis                   6921 South Lindbergh Boulevard
  80        1     CRF             Fairfield Inn and Suites- Clearwater      3070 Gulf to Bay Boulevard
  81        1     PNC             Asian Village                             9191 Bolsa Avenue
  82        1     CRF             15720 Ventura Blvd                        15720 Ventura Boulevard
  83        2     MLML            Watermill Apartments                      1730 East Valley Water Mill Road
  84        1     CRF             LA Fitness - Hamden, CT                   46 Skiff Street
  85        1     CRF             Bloomfield Retail                         31 Belleville Avenue
  86        1     MLML            Memorial Regional MOB III                 8262 Atlee Road
  87        1     CRF             GSA Perris Office/Warehouse               23123 Cajalco Road
  88        1     MLML            The Weatherly                             516 Southeast Morrison Street
  89        1     MLML            RLJ - Courtyard Hammond                   7730 Corinne Drive
  90        1     CRF             Barrett Distribution                      1950 Vaughn Road
  91        1     MLML            Bel Villaggio Shopping Center             41555-41577 Margarita Road
  92        1     CRF             Town Center - South Retail                200 Central Park Avenue
  93        1     MLML            Dependable Self Storage Portfolio         Various
93.01       1     MLML            Dependable Airline                        16068 Airline Highway
93.02       1     MLML            Dependable West Park                      5755 West Park Avenue
  94        2     CRF             Casas Adobes                              6200 North Oracle Road
  95        1     PNC             Southgate Center I                        7207-7227 South Central Avenue
  96        1     CRF             New York Classic Retail                   2 Horatio Street & 162 West 56th Street
  97        1     MLML            Hampton Inn - Birmingham                  30 State Farm Parkway
  98        1     PNC             Greenrich Building                        6222 Richmond Avenue
  99        1     MLML            Jefferson Gateway II                      931 Jefferson Boulevard
 100        2     MLML            Paseo del Sol                             2634 North 51st Avenue
 101        1     CRF             Mayors Plaza                              5850 & 5870 North Hiatus Road
 102        1     CRF             Intermountain-Homewood Suites             950 University Drive East
 103        1     CRF             Cummins, Inc                              8550 Palmetto Commerce Parkway
 104        1     MLML            Bonanza Square                            2300 East Bonanza Road
 105        1     CRF             Dupont Medical Office Building II         2514 East DuPont Road
 106        1     PNC             Marketplace at Cypress Creek              721-793 Cortaro Drive
 107        1     PNC             Hampton Inn & Suites - Yuma               1600 East 16th Street
 108        1     MLML            University Plaza - Sunrise                2400 North University Drive
 109        1     CRF             Madison Self Storage                      2901 Eagle Drive
 110        1     MLML            Main Street Plaza                         701-725 East Main Street
 111        1     PNC             Julian Building                           615 & 629 J Street
 112        2     PNC             Colonial Village Apartments - DE          600 Moores Lane
 113        1     MLML            CVS-Ft. Myers                             12255 South Cleveland Avenue
 114        1     CRF             Perimeter Point                           5125 & 5175 Emore Road, 5115 Covington Way, 2170 & 2175
                                                                            Business Center Drive, 2165 Spicer Cove
 115        1     CRF             Northwest Business Center                 1800-1940 Grandstand Drive
 116        1     PNC             Southgate Center II                       336 East Baseline Road
 117        1     CRF             Hampton Inn @ Thousand Oaks               2700 Perkins Road South
 118        1     PNC             Gateway North Shopping Center             215 Stadium Street
 119        1     MLML            Shadowridge Shopping Center               730-790 Sycamore Avenue
 120        1     MLML            Hampton Inn - Smyrna                      2573 Highwood Boulevard
 121        1     MLML            Flamingo Lakes                            2820, 2840, 2860 & 2880 East Flamingo Road
 122        1     MLML            RLJ - Courtyard Goshen                    1930 Lincolnway East
 123        1     MLML            Preserve Plaza                            5300 North Hamilton Road
 124        1     CRF             Office Court at Saint Michael's           460 Saint Michael's Drive
 125        1     CRF             Liberty Self Storage                      165-08 Liberty Avenue
 126        1     CRF             Sandhill Square                           4130 - 4180 South Sandhill Road
 127        1     CRF             Fredericksburg Inn & Suites               201 South Washington
 128        1     CRF             Quality Inn - Fort Lee                    4911 Oaklawn Boulevard
 129        1     CRF             Trader Joes/Smart & Final                 7720 West Bell Road
 130        1     MLML            Shops at Spectrum                         9187 Clairemont Mesa Boulevard
 131        1     MLML            Union Square Shopping Center              5035-5085 & 5089 North Academy Boulevard
            1     MLML            Bandera SC                                Various
 132        1     MLML            Bandera at Mainland Shopping Center       8111 Mainland Drive
 133        1     MLML            Bandera Place Shopping Center             8103 Bandera Road
 134        1     PNC             Pelican Place                             1026-1064 Pine Ridge Road
 135        1     CRF             Hampton Inn & Suites - Texarkana          4601 Cowhorn Creek Road
 136        1     PNC             Beverly Center                            8181 South 48th Street
 138        1     MLML            RPT Office Building                       24630 Washington Avenue
 140        1     MLML            Sorrento Crossroads                       10066 Pacific Heights Boulevard
 139        1     CRF             Sailhouse Lofts                           212 Marine Street
 137        1     CRF             All Right Storage                         6900 Van Nuys Boulevard
 141        1     CRF             Store America - Cicero & Syracuse         Various
141.01      1     CRF             Store America - Syracuse                  314 - 316 Ainsley Drive
141.02      1     CRF             Store America - Cicero                    5666 Route 31
 142        1     CRF             2010 East 15th Street                     2010 East 15th Street
 143        1     MLML            Best Buy West Dundee                      979 West Main Street
 144        2     CRF             Bayberry Cove Apartments                  4363 Bayberry Cove
 145        1     CRF             Storage Center of Valencia                26407 Bouquet Canyon Road
 146        1     PNC             Vitesse Semiconductor                     4721 Calle Carga
 147        1     MLML            Preston Highlands                         2401 Preston Road
 148        1     MLML            Emporia West Shopping Center              1312-1430 Industrial Road
 149        1     CRF             47th & Kedzie Retail Center               4701 South Kedzie Avenue
 150        2     PNC             Lakepointe Apartments - Lincoln City      120 SE Mast Avenue
 151        1     PNC             Big Lots - Whittier                       13241 Whittier Boulevard
 152        1     CRF             La Plaza de Alhambra                      200 South Garfield Avenue
 153        1     CRF             1286 Eighteen Mile Road                   1286 Eighteen Mile Road
 154        1     CRF             Fedex Ground Illinois                     500 East Highland Street
 155        1     MLML            300 West Service Road                     300 West Service Road
 156        1     CRF             Safe Lock Storage                         801 & 860 Midpoint Drive
 157        1     CRF             Petco & Big 5                             30682 & 30692 Santa Margarita Parkway
 158        1     MLML            Mountain View Plaza                       7405 & 7415 Hardeson Way
 159        1     CRF             Bristol South Coast Centre                1220 Hemlock Way